UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K/A

                                  CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 November 11, 2002
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                                 Date of Report
                      (Date of Earliest Event Reported)

                              OXFORD TECHNOLOGIES INC.
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          (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
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               (State or Other Jurisdiction of Incorporation)

               000-49854                             04-3615974
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      (Commission File Number)          (IRS Employer Identification No.)

                   80 Wall Street, Suite 818, New York, NY 10005
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      (Address of Principal Executive Offices, including ZIP Code)

                                (212) 809-1200
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              Registrant's Telephone Number, including Area Code

                                Not Applicable
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     (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 4.01.  Changes in Registrant's Certifying Accountant

This amendment is identical in all material aspects with the previous 8-K/A filed on June 3, 2005, except that a letter from PriceWaterhouseCoopers LLP is attached hereto as Exhibit 16.2.


Oxford Technologies Inc. (the "Company") was originally incorporated on March 8, 2002, as a blank check company for the purpose of either merging with or acquiring an operating company with operating history and assets. On February 12, 2003, the Company entered into a share exchange agreement with Great Admirer Ltd. to acquire all capital stock of Axiom Manufacturing Services Ltd. (the "Merger"). Axiom Manufacturing Services Ltd. ("Axiom"), formerly Aiwa Wales Manufacturing Ltd., is an operating electronics manufacturing service provider in the United Kingdom. As a result of the Merger, Axiom becomes the Company's wholly owned subsidiary, and the shareholders of Axiom became the Company's controlling shareholders. The Merger was accounted for as a reverse acquisition under accounting principles generally accepted in the United States. After completion of the Merger, the Company filed prior historical financial information of Axiom, on a stand-alone basis, for the periods prior to the acquisition. The Registrant's continuing operations will reflect the consolidated operations of the Company and its wholly owned subsidiary, Axiom, commencing on January 1, 2003.

Axiom dismissed PricewaterhouseCoopers ("PwC") as its statutory independent auditor in the United Kingdom on November 11, 2002 and engaged Haines Watts as its independent auditor.

During Axiom's fiscal years ended March 31, 2001 and 2002, PwC audited and opined, in accordance with generally accepted auditing standards in the United Kingdom, on the financial statements of Axiom as at and for the years ended March 31, 2001 and 2002, respectively, which were prepared by Axiom's Directors in accordance with generally accepted accounting principles in the United Kingdom. These reports were prepared for purposes of statutory reporting requirements in the United Kingdom only. PwC did not audit, or express an opinion on, any US GAAP financial statements of Axiom as of any date or for any period. On November 11, 2002, Axiom dismissed PwC and engaged Haines Watts as its independent auditor. The decision to change independent auditor was recommended by Axiom's management and approved by Axiom's Board of Directors.

PwC's reports on Axiom's financial statements as at and for the year ended March 31, 2002 and also as at and for the year ended March 31, 2001, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the two most recent fiscal years ended March 31, 2002, and 2001, respectively, and in the subsequent interim period through the date of its dismissal on November 11, 2002, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter of the disagreements in either of its reports on Axiom's financial statements as at and for the year ended March 31, 2002 and also as at and for the year ended March 31, 2001, respectively. During the years ended March 31, 2002, and 2001 and through November 11, 2002, there were no reportable events as defined in Item 304(a)(1)(1v) of Regulation S-B.

The Company has provided PwC with a copy of the above statements under Item
4.01 of the Form 8-K/A, and the Company has requested that PwC furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the aspects in which it does not agree. The letter from PwC is herewith filed as Exhibit 16.2.


Item 9.01.  Financial Statements and Exhibits

Exhibits

Exhibit 16.2     Letter from PricewaterhouseCoopers LLP




                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


OXFORD TECHNOLOGIES INC.


By: /s/ Jacinta Sit
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Jacinta Sit, President


Date:  June 8, 2005